UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2010

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Newport Center Drive, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 480-8300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 20, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Acacia Research Corporation (the “Company”) adopted a supplemental cash bonus plan (the “Lee Bonus Plan”) for Mr. Dooyong Lee, the Company’s Executive Vice President, to provide a cash incentive for Mr. Lee to acquire patent portfolios for the Company.  The terms of the Lee Bonus Plan are not contained in a formal written document, but are summarized below.

Under the terms of the Lee Bonus Plan, Mr. Lee is entitled to receive quarterly cash bonus awards of up to 7.5% of his annual base salary based upon Mr. Lee’s Business Development activities and acquisition of patent portfolios for the Company during each fiscal quarter.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its 2010 annual meeting of stockholders (the “Annual Meeting”) on May 18, 2010 at its headquarters located at 500 Newport Center Drive, 7th Floor, Newport Beach, California.  At the Annual Meeting, the Company’s stockholders (a) elected Robert L. Harris, II and Fred A. deBoom to serve on the Company’s Board of Directors as Class I directors for a term of three years expiring upon the Company’s 2013 annual meeting of stockholders or until their respective successors are duly elected and qualified, and (b) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

As of March 22, 2010, the record date for the Annual Meeting, the Company had 33,249,291  shares of its common stock outstanding and entitled to vote.  At the Annual Meeting, 28,048,893 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote.  The following sets forth detailed information regarding the voting results at the Annual Meeting:

Proposal 1:  Election of two Class I directors to serve on the Company’s Board of Directors for a term of three years expiring upon the Company’s 2013 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Class I Director Nominee	Votes For	Votes Withheld	Broker Non-votes

Robert L. Harris, II	18,741,103	1,350,124	7,957,666
Fred A. deBoom	17,250,401	2,840,826	7,957,666

Proposal 2:  Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,574,238	458,725	15,930	----

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 20, 2010	ACACIA RESEARCH CORPORATION

By: /s/ Paul R. Ryan
Paul R. Ryan
Chairman and Chief Executive Officer